U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 29, 2006

AVANI INTERNATIONAL GROUP INC.

(Name of Small Business Issuer in its charter)

Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

108-2419 Bellevue Ave. West Vancouver, B.C. V7V 4T4 Canada

(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number (604)-913 2386

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

(Former address of principal executive offices)                  (Zip Code)

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ITEM 8.01. Other Events.

In anticipation of the pending sale of its real estate, Avani International Group, Inc. and its subsidiaries have changed its address and its phone and fax numbers to the following:

108-2419 Bellevue Ave.,

West Vancouver, B.C. V7V 4T4 Canada

Phone:

 (604)-913 2386

Fax:

 (604)-913 2398

The changes are effective May 29, 2006

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

May 29, 2006

Robert Wang

President and

Principal Officer

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